EXHIBIT 32


                     CERTIFICATIONS UNDER SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

The undersigned, the Chief Executive Officer of Pharmaceutical Formulations, Inc., hereby certifies that Pharmaceutical Formulations, Inc.'s Form 10-Q for the Quarter Ended July 3, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 (o)(d)) and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of Pharmaceutical Formulations, Inc.

Dated:  August 23, 2004


/S/ JAMES INGRAM
James Ingram, Chief Executive Officer



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned, the Chief Financial Officer of Pharmaceutical Formulations, Inc., hereby certifies that Pharmaceutical Formulations, Inc.'s Form 10-Q for the Quarter Ended July 3, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 (o)(d)) and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of Pharmaceutical Formulations, Inc.

Dated:  AUGUST 23, 2004


/S/ A. ERNEST TOTH, JR.
A. Ernest Toth, Jr., Chief Financial Officer